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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       FIRST VIRTUAL HOLDINGS INCORPORATED
             (Exact name of Registrant as specified in its charter)



                      DELAWARE                        33-0612860
(State of Incorporation or Organization)  (I.R.S. Employer Identification  No.)


11975 EL CAMINO REAL, SUITE 300, SAN DIEGO, CA                  92130
(Address of principal executive offices)                     (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None



Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value

                                (Title of Class)
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                  INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered

                  Incorporated by reference to the "Capitalization" section and the "Description of Capital Stock" section of the preliminary prospectus contained in Registrant's Registration Statement on Form S-1 (File No. 333-14573) filed with the Securities and Exchange Commission on October 21, 1996, as amended
                  (the "Registration Statement").

Item 2.           Exhibits

                  The following exhibits are filed as a part of this Registration Statement:

                        1. Amended and Restated Certificate of Incorporation of
                           the Registrant. (1)

                        2. Amended and Restated Certificate of Incorporation of
                           the Registrant to be filed after the closing of the initial public offering. (2)

                        3. Bylaws of the Registrant. (3)

                        4. Form of Certificate for Registrant's Common Stock.(4)

-------------------

         (1). Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-14573) filed with Securities and Exchange Commision on October 21, 1996, as amended (the "Registration Statement").

         (2). Incorporated by reference to Exhibit 3.2 to the Registration Statement.

         (3). Incorporated by reference to Exhibit 3.3 to the Registration Statement.

         (4). Incorporated by reference to Exhibit 4.1 to the Registration Statement.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: November 19, 1996          FIRST VIRTUAL HOLDINGS INCORPORATED
                                      ( Registrant )


                                 By:  /s/ John M. Stachowiak
                                      -----------------------------------------
                                      JOHN M. STACHOWIAK
                                      Vice President,  Finance & Administration
                                      and Chief  Financial Officer


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                       First Virtual Holdings Incorporated



                         Form 8-A Registration Statement

                                Index to Exhibits
         Exhibit
         Number             Description                          Page No.
         ------             -----------                          --------

         1. Amended and Restated Certificate of Incorporation of the Registrant.(1)

         2. Amended and Restated Certificate of Incorporation of the Registrant to be filed after the closing of the offering.(2)

         3. Bylaws of the Registrant.(3)

         4. Form of Certificate for Registrant's Common Stock.(4)

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      1. Incorporated by reference to Exhibit 3.1 to the Registrant's
         Registration Statement on Form S-1 (File No. 333-14573) filed with the Securities and Exchange Commission on October 21, 1996, as amended (the "Registration Statement").

      2. Incorporated by Reference to Exhibit 3.2 to the Registration
         Statement.

      3. Incorporated by Reference to Exhibit 3.3 to the Registration
         Statement.

      4. Incorporated by Reference to Exhibit 4.1 to the Registration
         Statement.


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